Exhibit 10.1

FIFTH AMENDMENT TO SUBORDINATED PROMISSORY NOTES

THIS FIFTH AMENDMENT TO SUBORDINATED PROMISSORY NOTES (this “Fifth Amendment”) is made and entered into as of August 7, 2018, by and among the undersigned holders (the “Holders”) of certain subordinated promissory notes issued by Pacific Office Properties, L.P., a Delaware limited partnership (the “Maker”), and the Maker.
WITNESSETH:
WHEREAS, each of the Holders is the holder of the subordinated promissory note or notes issued by the Maker described on Exhibit A hereto (each, a “Note” and collectively, the “Notes”);
WHEREAS, certain of the Notes were previously amended by that certain Amendment to Subordinated Promissory Notes, dated as of February 6, 2014, by and among the Holders and the Maker, and each of the Notes was amended or further amended by that certain Amendment to Subordinated Promissory Notes, dated as of March 10, 2015, that certain Second Amendment to Subordinated Promissory Notes, dated as of December 31, 2015, that certain Third Amendment to Subordinated Promissory Notes dated as of September 30, 2016, and that certain Fourth Amendment to Subordinated Promissory Notes dated as of December 29, 2017, in each case, by and among the Holders and the Maker;
WHEREAS, on or around the date hereof, Jay H. Shidler proposes to make a loan to the Maker in the principal amount of $3,500,000; and
WHEREAS, the Maker and each of the Holders acknowledges the benefit to it or him of such loan, and in connection therewith, and to induce Mr. Shidler to make such loan, the Maker and each of the Holders desire to further amend certain provisions of the Notes, as hereinafter set forth.
NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants hereinafter contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT:
1.    Subordination. Paragraph 17 of each Note (other than the Shidler 2016 Note, as defined below) is hereby deleted in its entirety and replaced with the following:
“17.    Subordination. Notwithstanding anything to the contrary contained herein, this Note and the indebtedness evidenced hereby shall be subordinate in right of payment to all trade obligations incurred in the ordinary course of business (each creditor thereof, together with its successors, assigns and subrogees, a “Senior Lender”) of the Maker (“Senior Debt”), regardless of any security held by any Senior Lender in respect of its Senior Debt, without the need for any further documentation between or among, the Maker, the Holder or any Senior Lender. In addition, this Note and the indebtedness evidenced hereby shall be subordinate to the prior payment in full, in cash, of all obligations of the Maker now existing or hereafter arising under

(i) that certain Promissory Note dated as of August [__], 2018 in the original principal amount of $3,500,000 issued by the Maker to Shidler Equities L.P., a Hawaii limited partnership (“Shidler Equities”) (as amended, restated, supplemented, modified or extended from time to time) (the “Shidler 2018 Note”), (ii) that certain Promissory Note dated as of September 30, 2016 in the original principal amount of $3,000,000 issued by the Maker to Shidler Equities (as amended, restated, supplemented, modified or extended from time to time) (the “Shidler 2016 Note”), (iii) that certain Credit Agreement dated as of September 2, 2009 between First Hawaiian Bank, a Hawaii corporation, as lender, and the Maker, as borrower (as amended, restated, supplemented, modified or extended from time to time) (the “Credit Agreement”), or any refinancing thereof, and (iv) the SELP Indemnification Agreement. For the avoidance of doubt, no payment shall be made with respect to this Note before (y) all outstanding original principal and accrued but unpaid interest in accordance with the terms of each of the Shidler 2018 Note and the Shidler 2016 Note has been paid or otherwise satisfied or cancelled, and (z) all outstanding principal and accrued but unpaid interest in accordance with the terms of the Credit Agreement (or corresponding amounts pursuant to the SELP Indemnification Agreement, if applicable) have been paid or otherwise satisfied or cancelled; provided, however, that the foregoing shall not restrict the accrual of PIK Principal in accordance with Section 2.”
2.    Consent to Shidler 2018 Note. Each Holder hereby consents to the issuance of the Shidler 2018 Note by the Maker and the incurrence of indebtedness of the Maker represented thereby.
3.    Full Force and Effect. Except as expressly modified and amended hereby, each Note shall continue in full force and effect and, as thus modified and amended, is hereby ratified, confirmed and approved.
4.    Amendment Not Novation. The changes and modifications made to each Note by this Fifth Amendment constitute amendments to such Note and are not a novation of such Note.
5.    Counterparts. This Fifth Amendment may be executed in counterparts which, taken together, shall constitute a single instrument.
[Signature page follows]

2

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first above written.

PACIFIC OFFICE PROPERTIES, L.P.

By:    PACIFIC OFFICE PROPERTIES TRUST, INC., its sole general partner

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:    Chief Executive Officer

SHIDLER FAMILY PROPERTIES LLC,
a Hawaii limited liability company

By:    /s/ James C. Reynolds
Name:    James C. Reynolds
Title:     Manager

JAMES C. REYNOLDS, INC.,
a California corporation

By:    /s/ James C. Reynolds
Name:    James C. Reynolds
Title:     Chief Executive Officer

JAMES C. REYNOLDS REVOCABLE LIVING TRUST

By:    /s/ James C. Reynolds
Name:    James C. Reynolds
Title:     Trustee

WATERFRONT EXECUTIVE PARTNERS, LLC,
a Hawaii limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:    Vice President

250 QUEEN STREET INVESTMENT COMPANY,
a Hawaii limited partnership

By:    810 Richards Investment Corp.,
a Hawaii corporation, its General Partner

By:    /s/ Jay H. Shidler
Name:    Jay H. Shidler
Title:    Vice President

PBN EXECUTIVE PARTNERS, LLC,
a Hawaii limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:    Vice President

SHIDLER EQUITIES L.P.,
a Hawaii limited partnership

By:    Shidler Equities Corp., a Hawaii corporation

By:    /s/ Jay H. Shidler
Name:    Jay H. Shidler
Title:    President

REYNOLDS PARTNERS,
a Hawaii limited partnership

By:    JC Reynolds, LLC, a Hawaii limited liability company, its general partner

By:    /s/ James C. Reynolds
Name:    James C. Reynolds
Title:    Managing Member

JRI EQUITIES, LLC,
a California limited liability company

By:    /s/ James R. Ingebritsen
Name:    James R. Ingebritsen
Title:     Managing Member

MJR EQUITIES, LLC,
a California limited liability company

By:    /s/ Matthew J. Root
Name:    Matthew J. Root
Title:     Managing Member

/s/ Lawrence J. Taff
Lawrence J. Taff

/s/ James C. Reynolds
James C. Reynolds

CITY SQUARE EXECUTIVE PARTNERS, LLC,
a Delaware limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:    Vice President

USB EXECUTIVE PARTNERS, LLC,
a Delaware limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:    Vice President

Exhibit A

Holder	Date of Note	Principal Amount of Note
Shidler Family Properties LLC, a Hawaii limited liability company (1)	March 19, 2008	$218,184.00
James C. Reynolds, Inc., a California corporation (1)	March 19, 2008	$181,820.00
Lawrence J. Taff (1)	March 19, 2008	$109,092.00
JRI Equities, LLC, a California limited liability company (1)	March 19, 2008	$109,092.00
MJR Equities, LLC, a California limited liability company (1)	March 19, 2008	$109,092.00
Shidler Equities L.P., a Hawaii limited partnership (2)	March 19, 2008	$270,623.70
James C. Reynolds Revocable Living Trust (2)	March 19, 2008	$153,367.50
Lawrence J. Taff (2)	March 19, 2008	$92,020.50
JRI Equities, LLC, a California limited liability company (2)	March 19, 2008	$48,729.15
MJR Equities, LLC, a California limited liability company (2)	March 19, 2008	$48,729.15
Shidler Equities L.P., a Hawaii limited partnership (3)	March 19, 2008	$165,256.87
James C. Reynolds (3)	March 19, 2008	$73,447.50
Lawrence J. Taff (3)	March 19, 2008	$16,525.69
JRI Equities, LLC, a California limited liability company (3)	March 19, 2008	$16,525.69
MJR Equities, LLC, a California limited liability company (3)	March 19, 2008	$16,525.69
Waterfront Executive Partners, LLC, a Hawaii limited liability company (3)	March 19, 2008	$5,508.56
250 Queen Street Investment Company, a Hawaii limited partnership	March 19, 2008	$801,660.00
Shidler Equities L.P., a Hawaii limited partnership (4)	March 19, 2008	$92,285.62

Holder	Date of Note	Principal Amount of Note
James C. Reynolds Revocable Living Trust (4)	March 19, 2008	$64,599.35
Lawrence J. Taff (4)	March 19, 2008	$13,843.13
JRI Equities, LLC, a California limited liability company (4)	March 19, 2008	$9,228.76
MJR Equities, LLC, a California limited liability company (4)	March 19, 2008	$9,228.76
PBN Executive Partners, LLC, a Hawaii limited liability company (4)	March 19, 2008	$4,614.38
Shidler Equities L.P., a Hawaii limited partnership (5)	March 19, 2008	$3,348,000.00
Reynolds Partners, a Hawaii limited partnership (5)	March 19, 2008	$3,348,000.00
JRI Equities, LLC, a California limited liability company (5)	March 19, 2008	$1,674,000.00
MJR Equities, LLC, a California limited liability company (5)	March 19, 2008	$1,674,000.00
Lawrence J. Taff (5)	March 19, 2008	$1,116,000.00
City Square Executive Partners, LLC, a Delaware limited liability company (5)	March 19, 2008	$840,000.00
Shidler Equities L.P., a Hawaii limited partnership (6)	March 19, 2008	$519,133.63
Reynolds Partners, a Hawaii limited partnership (6)	March 19, 2008	$519,133.63
JRI Equities, LLC, a California limited liability company (6)	March 19, 2008	$259,566.81
MJR Equities, LLC, a California limited liability company (6)	March 19, 2008	$259,566.81
Lawrence J. Taff (6)	March 19, 2008	$173,044.54
City Square Executive Partners, LLC, a Delaware limited liability company (6)	March 19, 2008	$130,248.58
Shidler Equities L.P., a Hawaii limited partnership (7)	April 30, 2008	$418,695.00
James C. Reynolds (7)	April 30, 2008	$284,795.00

Holder	Date of Note	Principal Amount of Note
Lawrence J. Taff (7)	April 30, 2008	$106,090.00
JRI Equities, LLC, a California limited liability company (7)	April 30, 2008	$110,210.00
MJR Equities, LLC, a California limited liability company (7)	April 30, 2008	$110,210.00
Shidler Equities L.P., a Hawaii limited partnership (8)	May 23, 2008	$321,680.11
James C. Reynolds (8)	May 23, 2008	$218,805.79
Lawrence J. Taff (8)	May 23, 2008	$81,508.12
JRI Equities, LLC, a California limited liability company (8)	May 23, 2008	$84,673.49
MJR Equities, LLC, a California limited liability company (8)	May 23, 2008	$84,673.49
Shidler Equities L.P., a Hawaii limited partnership (9)	May 23, 2008	$347,700.00
Reynolds Partners, a Hawaii limited partnership (9)	May 23, 2008	$347,700.00
Lawrence J. Taff (9)	May 23, 2008	$115,900.00
JRI Equities, LLC, a California limited liability company (9)	May 23, 2008	$173,850.00
MJR Equities, LLC, a California limited liability company (9)	May 23, 2008	$173,850.00
USB Executive Partners, LLC, a Delaware limited liability company (9)	May 23, 2008	$61,000.00
Shidler Equities L.P., a Hawaii limited partnership	September 25, 2009	$627,230.52
Reynolds Partners, a Hawaii limited partnership	September 25, 2009	$502,191.15
JRI Equities, LLC, a California limited liability company	September 25, 2009	$153,632.29
MJR Equities, LLC, a California limited liability company	September 25, 2009	$153,632.29
Lawrence J. Taff	September 25, 2009	$135,287.02

Holder	Date of Note	Principal Amount of Note
Shidler Equities L.P., a Hawaii limited partnership	February 6, 2014	$2,015,267.00
Reynolds Partners, a Hawaii limited partnership	February 6, 2014	$2,703,333.00
JRI Equities, LLC, a California limited liability company	February 6, 2014	$1,255,425.00
MJR Equities, LLC, a California limited liability company	February 6, 2014	$1,255,427.00
Lawrence J. Taff	February 6, 2014	$1,099,282.00
Shidler Equities L.P., a Hawaii limited partnership	September 30, 2016	$3,000,000.00
___________

(1) As assignee of Note originally issued to Pan Am Partners, LLC on March 19, 2008 in the principal amount of $727,280.00.
(2) As assignee of Note originally issued to STIRR Davies, LLC on March 19, 2008 in the principal amount of $613,470.00.
(3) As assignee of Note originally issued to Waterfront Partners OP, LLC on March 19, 2008 in the principal amount of $293,790.00.
(4) As assignee of Note originally issued to STIRR-PBN, LLC on March 19, 2008 in the principal amount of $193,800.00.
(5) As assignee of Note originally issued to POP Venture, LLC on March 19, 2008 in the principal amount of $12,000,000.00, and distributed and assigned on that date to N. Central, LLC.
(6) As assignee of Note originally issued to N. Central, LLC on March 19, 2008 in the principal amount of $1,860,694.00.
(7) As assignee of Note originally issued to STIRR Black Canyon, LLC on April 30, 2008 in the principal amount of $1,030,000.00.
(8) As assignee of Note originally issued to STIRR 2155 Kalakaua, LLC on May 23, 2008 in the principal amount of $791,341.00.
(9) As assignee of Note originally issued to STIRR USB Tower, LLC on May 23, 2008 in the principal amount of $1,220,000.00.